EXHIBIT 99.1

Presentation Materials dated February 2008

99.1-1

P B C T Sterne Agee Annual Bank & Thrift Symposium Presentation by Philip R. Sherringham February 2008

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Forward-Looking Statement
Certain comments made in the course of this presentation by People's United Financial are forward-looking in nature.  These include all statements about People's United
Financial's operating results or financial position for periods ending or on dates occurring after December 31, 2007 and usually use words such as "expect",
"anticipate", "believe", and similar  expressions.  These comments represent management's current beliefs, based upon information available to it at the time the statements are made, with regard to the matters addressed.
All forward-looking statements are subject to risks and uncertainties that could cause
People's United Financial's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to
People’s United Financial include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6)
residential mortgage and secondary market activity; (7) changes in accounting and regulatory guidance applicable to banks; (8) price levels and conditions in the public securities markets generally; (9) competition and its effect on pricing, spending, third-
party relationships and revenues; and (10) the successful integration of Chittenden
Corporation.  People's United Financial does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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Premier Regional Bank in New England
Full service commercial bank
Headquartered in Fairfield County, CT
Three primary lines of business:
Middle Market Commercial Banking
Retail and Small Business Banking
Wealth Management
Seven banks across six states
More than 300 branches and over 400 ATMs
Total assets of $21 billion
Total deposits of $15 billion

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Recent Strategic Actions
Raised $3.4 billion of equity
Re-branded People's Bank to People's United Bank
Applied for permission for early share repurchase
program
Completed Chittenden acquisition
Created new organizational structure

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People's United Footprint
Diversified footprint with 300+
branches and $15 billion in
deposits across six states
Considerable scarcity value as only
major independent bank with
presence across Northeast
NH
MA
VT
CT
ME
% of
Deposits
10
7
19
59
5
Branches
38
22
51
159
30
NY - 2
MA
ME
VT
RI
CT
Bennington
Bridgeport
Boston
Worcester
Springfield
Providence
NH
Burlington
Portland
Manchester
89
91
93
195
495
84

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People's United Markets
Connecticut
Highest per capita income in the United States
Fairfield County per capita income nearly double the
national average
Population 3.5 million Businesses 300,000
Vermont
Population 620,000 Businesses 30,000
Southern New Hampshire
Population 1.0 million Businesses 40,000

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People's United Markets
Greater Springfield, MA
Population 850,000 Businesses 23,000
Greater Worcester, MA
Population 770,000 Businesses 25,000
Greater Bangor, ME
Population 147,000 Businesses 6,000
Greater Portland, ME
Population 470,000 Businesses 20,000

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Leading Market Positions
State / County
Market Share
(%)
Deposits
($Bn) Branches Rank
11.3 9.1 158 3 Connecticut
20.8 5.0 64 1 Fairfield County, CT
27.5 2.7 51 1 Vermont
6.3 1.4 38 4 New Hampshire
ALL DATA AS OF JUNE 2007; Source: FDIC

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Operating Model: Keeping It Simple
Low cost, stable core deposit funding
Emphasis on relationship-driven commercial lending
Strong liquidity position – minimal wholesale leverage
Disciplined loan and deposit pricing
Conservative underwriting standards
Focus on customer experience and convenience
Local bank of choice

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People's United Financial
Total Assets $21.1
Loans $14.6
Deposits $15.1
Stockholders' Equity $5.2
Tangible Equity $3.6
Tangible Equity Ratio 19%
Branches 300+
($ in billions) Dec. 31, 2007
Pro Forma

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Summary Financial Condition
($'s in millions)
People's Chittenden
  Total assets 13,555 $   7,435 $
  Loans 8,950       5,659
  Allowance for loan losses 73            74
  Securities, net 61            924
  Short-term investments 3,516       -
  Deposits 8,881       6,233
  Borrowings -           144
  Subordinated notes 65            125
  Stockholders' equity 4,445       847
Dec. 31, 2007

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4 QTR 2007 Highlights
(1) Chittenden non-interest expense includes $4.6mm merger costs for Community Bank & Trust acquisition
($'s in millions)
People's Chittenden
Net interest income 125.0 $     70.7 $
Provision for loan losses 2.9 2.0
Non-interest income 46.1 21.5
Non-interest expense (1) 100.0 60.3
Income from continuing operations 45.7 30.0
Income from discontinued operations 0.3 -
Net income 46.0 $        21.2 $
Selected Statistical Data:
Net interest margin 4.01% 4.33%
Return on average assets 1.37% 1.17%
Return on average stockholders' equity 4.10% 10.65%
Efficiency ratio 57.4% 57.3%

P B C T 13 Net Interest Margin Percent 4.29 4.06 4.14 4.33 4.33 4.01 4.28 4.23 3.94 4.01 4Q 2006 1Q 2007 2Q 2007 3Q 2007 4Q 2007 People's Chittenden

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Asset Quality
Dec. 31, 2007
($'s in millions)
People's Chittenden
Non-performing loans 20.3 $        34.1 $
REO and repossessed assets 5.8 1.8
Total non-performing assets 26.1 $        35.9 $
Net loan charge-offs (Q4 07) 3.7 $          1.9 $
Net loan charge-offs (YTD 07) 9.3 $          5.6 $
Net loan charge-offs / avg loans (Q4 07) 0.17% 0.14%
Net loan charge-offs / avg loans (YTD 07) 0.10% 0.11%
NPA's / Total Loans, REO &
Repossessed assets
Allowance / NPL's 358% 216%
Allowance / Total Loans 0.81% 1.30%
0.29% 0.64%

P B C T 15 Key Strategies

P B C T 16 Commercial Banking Experienced management team Long-term stable market presence Local knowledge and decision making Success in attracting talent and customers from competitors

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Retail & Small Business Banking
Continued focus on margin management
Particular emphasis on disciplined pricing
Concentrate on core business and retail customer
relationships
Acquisition: focus on mass affluent market
Expansion: expand breadth of consumer relationships
Retention: continued focus on differentiated customer
experience
Increase fee-based income
Utilize Chittenden business model to aggressively
expand small business relationships throughout
People's United Bank

STOP & SHOP

People's United Financial, Inc.

People's United Financial, Inc.

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A Winning Combination
Complementary to Connecticut branch network: Not a
stand-alone strategy
Stop & Shop is the leading grocery store chain in
Connecticut
(1)
Exclusive long-term agreement
Full service banking 7-days-a-week
Stop & Shop network accounts for 47% of total branch
transactions
52% of new retail checking and savings accounts
41% of new commercial checking accounts
35% of home equity loan originations
Note: (1) Source: Modern Grocer

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Wealth Management
Offer a full array of services to businesses and
individuals
Expand brokerage and asset management across the
People's United Bank footprint
Focus on offering insurance services to commercial
customers
Continue to grow individual and business relationships
through private banking, brokerage and retirement
planning services

P B C T 20 Outlook

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PBCT In Today's Environment
Asset Quality
No sub prime / Alt A / SIV exposure
Very low net charge-offs and NPA's
Liquidity
No borrowings
Over $3.5 billion in cash equivalents as of
January 2008
Capital
Over $2 billion in excess capital post Chittenden
Strong ratios - pro forma tangible equity ratio post
Chittenden of 19%
Earnings (4Q 07)
Margin:  4.01%
ROA:     1.37%

P B C T 22 Near-Term Priorities Successfully integrate Chittenden Maintain focus on driving financial performance Judicious management of significant excess capital position